Fixed Assets (Tables)	12 Months Ended
Dec. 31, 2018
Coastal Pride Company, Inc [Member]
Schedule of Fixed Assets

Note 3.	Fixed Assets Fixed assets comprised the following at December 31:

	2018	2017
Computer equipment	$22,514	$22,514
Computer Software	16,212	16,212
Leasehold improvements	4,919	-
Office Furniture and Equipment	3,477	3,477
Total	47,122	42,203
Less: Accumulated depreciation and amortization	(40,470)	(35,582)
Fixed assets, net	$6,652	$6,621